SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SCIENTIFIC TECHNOLOGIES INCORPORATED
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SCIENTIFIC TECHNOLOGIES INCORPORATED
6550 Dumbarton Circle
Fremont, California 94555
(510) 608-3400

Notice of Annual Meeting of Shareholders
To Be Held May 24, 2001

To the Shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED:

Notice is hereby given that the Annual Meeting of Shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED, an Oregon Corporation (the "Company"), will be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May 24, 2001 at 4:00 p.m., local time, for the following purposes:

  To elect directors to serve for the ensuing year and until their successors are elected.

  To consider and ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

  To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Each of these items will be discussed at the Annual Meeting with adequate time allocated for shareholder questions.

The Board of Directors has fixed the close of business on April 3, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any postponement or adjournment thereof. A copy of the Company's Annual Report to Shareholders, which includes audited financial statements was mailed with this Notice and Proxy Statement on or about April 24, 2001 to all shareholders of record on the record date.

All shareholders are cordially invited to attend the meeting in person. If you do not expect to attend in person, please promptly mark, date, sign, and return the enclosed proxy. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy.

April 24, 2001

James A. Lazzara
Secretary

SCIENTIFIC TECHNOLOGIES INCORPORATED
6550 Dumbarton Circle
Fremont, California 94555
(510) 608-3400

PROXY STATEMENT

Annual Meeting of Shareholders
May 24, 2001

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of Scientific Technologies Incorporated, an Oregon corporation (the "Company"), to be used at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May 24, 2001 at 4:00 p.m., local time, and at any postponement or adjournment thereof. This proxy statement and the accompanying proxy and annual report are being first mailed to holders of the Common Stock of Scientific Technologies Incorporated (the "Common Stock") on or about April 24, 2001.

Record Date and Outstanding Shares

Only holders of record of shares of the Common Stock at the close of business on April 3, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 9,645,444 shares of Common Stock were issued and outstanding.

Revocability of Proxies

When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder signing and delivering a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any shareholder attending the meeting in person may withdraw his proxy and vote his shares. Attendance at the meeting will not, by itself, revoke a proxy.

Quorum

A quorum for the Annual Meeting will consist of the holders, present in person or represented by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

Voting

All shares represented by proxies will be voted in accordance with shareholder directions. If the proxy is signed and returned without any direction given, shares will be voted in accordance with the recommendations of the Board of Directors. The Company is not aware, as of the date hereof, of any matters to be voted on at the Annual Meeting other than as stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed Proxy gives discretionary authority to the persons named therein to vote the shares in their best judgment.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote at the Annual Meeting. Under applicable law and in accordance with the Company's Restated Articles of Incorporation and Restated Bylaws, if a quorum exists at the Annual Meeting: (i) the seven nominees for election of directors who receive the greatest number of votes cast for the election of directors by the shares present in person or by proxy and entitled to vote shall be elected directors; and (ii) the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against it. An abstention with respect to the election of directors will be counted neither in favor of nor against the nominees. In addition, abstentions will have no effect on the other proposals presented for shareholder approval, as they will neither count as votes for nor votes against such proposal.

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Certain proposals other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Broker non-votes are included in determining the presence of a quorum at the meeting, but they are not considered "shares present" for voting purposes and have no impact on the outcome of such proposals other than to reduce the number of favorable votes necessary to approve the proposal. Brokers do not have discretion to vote on Proposal 2; accordingly, there will be no broker non-votes on this proposal. If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the 2001 Annual Meeting. On that date, there were 9,645,444 shares of Common Stock outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of Common Stock entitled to vote at the meeting, including for the election of Directors.

The following table indicates the number of shares of Common Stock beneficially owned as of April 3, 2001 by each person known to the Company to own more than 5% of the Company's outstanding Common Stock, by each of the Named Executive Officers (as defined below) and by all officers and directors as a group.

The address of each individual named is the address of the Company.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common $.001 Par Value	Anthony R. Lazzara	4,875,276 Indirect(1) 12,500 Direct(2)	50.5(1) .1 (2)

Common $.001 Par Value	Joseph J. Lazzara	993,421 Indirect(1) 12,650 Direct(2)	10.3(1) .1(2)

Common $.001 Par Value	James A. Lazzara	1,001,769 Indirect(1) 12,640 Direct(2)	10.4(1) .1(2)

Common $.001 Par Value	James A. Ashford	876,548 Indirect(1) 12,600 Direct(2)	9.1(1) .1(2)

Common $.001 Par Value	Carl H. Frei	9,900 Direct(2)	.1(2)

Common $.001 Par Value	Bernard J. Ploshay	6,000 Direct(2)	.1(2)

Common $.001 Par Value	Richard S. Baldwinson	2,500 Direct(2)	-(2)

Common $.001 Par Value	Frank Webster	31,587 Direct(2)	.3(2)

Common $.001 Par Value	All officers and directors as a group	7,747,014 Indirect(1) 145,039 Direct(2)	80.4(1) 1.5(2)

(1)Scientific Technology Incorporated (the "Parent") was the shareholder of record of 8,348,075 shares of the Company (or, 87% of the Company) as of the Record Date. As of such date, the shareholders of the Parent were as follows: Anthony R. Lazzara (58%); Joseph J. Lazzara (12%); James A. Lazzara (12%); James A. Ashford (11%); and other members of the Lazzara family (7%). As a result of such share holdings, the individuals named in the table may be deemed to indirectly own the number and percentage of shares set forth opposite their respective names.

(2)Includes shares issuable pursuant to options held by Messrs. Lazzara, Ashford, Vella, Webster, Frei, Ploshay, Baldwinson, Knauer and Faria, as applicable.

ELECTION OF DIRECTORS
(Proposal No. 1)

Directors and Nominees

Seven Directors are to be elected at the Annual Meeting. Each elected director will serve until the 2002 Annual Meeting or until his respective successor has been elected and qualified.

In the absence of instructions to the contrary, the shares represented by a proxy delivered to the Board of Directors will be voted for the seven nominees named below. All nominees are anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee, if any, designated by the Board of Directors or, if none is so designated, votes will be cast according to the judgment in such matters of the person or persons voting the proxy.

The following nominees are all presently members of the Board of Directors. The address of each nominee is the address of the Company.

Name	Position With Company	Held Position Since	Age
Anthony R. Lazzara	Chairman of the Board	September 1984	70

Joseph J. Lazzara	Director, President,	September 1984 June 1989	49
	Chief Executive Officer and Treasurer	June 1993 September 1984

James A. Lazzara	Director and Secretary	September 1984	44
	Senior Vice President	June 1989

James A. Ashford	Director	September 1988	49
	Vice President, Operations	June 1989
	Senior Vice President, Operations	March 2000

Carl H. Frei	Director	September 1988	67

Bernard J. Ploshay	Director	September 1988	79

Richard S. Baldwinson	Director	August 2000	64

Business Experience of Directors

Anthony R. Lazzara has been Chairman of the Board of Directors of the Company since September 20, 1984. He also served as the Company's Chief Executive Officer from September 20, 1984 to June 17, 1993, and its President from September 20, 1984 until June 22, 1989. He is the founder and principal shareholder of Scientific Technology Incorporated, the Parent entity of the Company ("Parent"), and has been Chairman of Parent's Board and its President since 1971. He received an L.L.B. and an honorary Juris Doctorate from DePaul University.

Joseph J. Lazzara has been the Company's Chief Executive Officer since June 17, 1993, its President since June 22, 1989, and Treasurer and a director of the Company since September 21, 1984. He served as Vice President of the Company from September 21, 1984 until June 22, 1989. He has also served as Treasurer and a director of Parent since August 1981. Prior to 1981, he was employed by Hewlett-Packard Company in Process and Engineering Management. Mr. Lazzara received a Bachelor of Science in Engineering from Purdue University and a Masters in Business Administration from Santa Clara University. He is a son of Anthony R. Lazzara.

James A. Lazzara has been the Senior Vice President of the Company since June 22, 1989, and has been the Secretary and a director of the Company since September 21, 1984. He served as Vice President of the Company from 1987 to June 22, 1989. He is the Secretary, Vice President and a director of Parent, having joined the Company in November 1979. Mr. Lazzara received a Bachelor of Science from California Polytechnic State University. He is a son of Anthony R. Lazzara.

James A. Ashford was appointed Senior Vice President, Operations on March 6, 2000. Prior to that he had been Vice President, Operations of the Company since June 22, 1989 and has been a Director of the Company since September 27, 1988. He has also served as Vice President and General Manager of the Optical Sensor and Datricon Divisions of the Company since March 1986. From 1980 to March 1986, Mr. Ashford was employed by Smith- Kline Beckman, a medical instrumentation manufacturer, most recently as Marketing Administration Manager and, prior to that, as Materials Manager. He holds a Bachelor of Science in Business from San Diego State University. Mr. Ashford is a son-in-law of Anthony R. Lazzara.

Carl H. Frei has been a director of the Company since September 27, 1988. From 1970 to March 1989 he was employed by Sonoco Fibre Drum Co., a manufacturer of packaging products, as Regional General Manager, after which time he retired. He was employed as a sales executive by Greif Bros. Corporation, a manufacturer of packaging products until June 30, 1999, when he retired.

Bernard J. Ploshay has been a director of the Company since September 27, 1988. He has been retired since 1981. From 1973 to 1981, Mr. Ploshay was employed by Parent as its Vice President of Manufacturing.

Richard S. Baldwinson has been a director of the Company since August 8, 2000. He is a former Vice President of Bank of America, who retired in 1991 after serving for 25 years in various commercial and real estate lending positions. Recent positions he has held include Manager of Loan Administration and Commercial Real Estate Lending Officer at Bank of America's California Real Estate Industries Group in San Jose, from 1984 to 1991. From 1982 to 1984 he was Manager of the Real Estate Developer Center and Home Loan Center at Bank of America's Santa Clara Main Office. From 1972 to 1981 he was the banker of Parent. He received a Bachelor of Arts in Economics from Stanford University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2000, there were four meetings of the Board of Directors. No director attended less than 75% of the meetings of the Board of Directors. The Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Executive Committee.

The Audit Committee, comprised of directors Carl H. Frei, Bernard J. Ploshay and Richard S. Baldwinson, is governed by a charter adopted by the Board of Directors. A copy of the Audit Committee charter is included in this proxy statement as Appendix A. The Audit Committee reviews, acts and reports to the Board of Directors of the Company on various auditing and accounting matters, including the appointment of the Company's independent accountants, the scope of the Company's annual audits, fees to be paid to the Company's independent accountants, the performance of the Company's independent accountants and the Company's accounting and financial management practices. A report of the Audit Committee is set forth below. All of the members of the Audit Committee are "independent" members as defined under the National Association of Securities Dealers' listing standards.

The Compensation Committee, comprised of directors Anthony R. Lazzara, Bernard J. Ploshay and Carl H. Frei, is authorized to recommend the amount and nature of compensation to be paid to the Company's officers and directors and to recommend stock options to be granted to Company employees and consultants, by the Board of Directors. The Compensation Committee held one meeting in 2000.

The Executive Committee, comprised of directors Anthony R. Lazzara, Joseph J. Lazzara, James A. Lazzara and James Ashford, is authorized to represent and act on behalf of the full Board of Directors in all business matters, except: amending the Company's Restated Articles of Incorporation; adopting a plan of merger or consolidation; recommending to the shareholders the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all the property and assets of the corporation; recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof; amending the Company's Restated By-laws; or taking any other action prohibited by the Oregon Business Corporation Act. The Executive Committee held one meeting in 2000.

Compensation of Directors

The Company does not pay directors who are also officers of the Company additional consideration for their services as directors. Members of the Board who are not also officers or employees of the Company are paid a fee of $750 per meeting for services as director. Directors receive no additional compensation for committee participation or attendance at committee meetings.

EXECUTIVE OFFICERS, DIRECTORS AND KEY PERSONNEL OF THE COMPANY

Name	Position With Company	Term as Director	Held Position Since	Age
Anthony R. Lazzara	Chairman of the Board	One Year	September 1984	70
Joseph J. Lazzara	Director, President,	One Year	September 1984 June 1989	49
	Chief Executive Officer		June 1993
	and Treasurer		September 1984

James A. Lazzara	Director and Secretary	One Year	September 1984	44
	Senior Vice President		June 1989

James A. Ashford	Director	One Year	September 1988	49
	Vice President Operations Senior Vice President Operations		June 1989 March 2000

Carl H. Frei	Director	One Year	September 1988	67

Bernard J. Ploshay	Director	One Year	September 1988	79

Richard S. Baldwinson	Director	One Year	March 2001	64

Frank Webster	Vice President, Engineering		March 1991	57

Richard O. Faria	Vice President, Finance and Administration		March 1996	61

Thomas M. Knauer	Vice President, Marketing		November 2000	38

James M. Vella	General Manager, Automation Products Group Assistant Secretary		March 2000 May 1997	44

Each officer named above is expected to be reappointed at the Board of Directors Meeting to be held on May 24, 2001 following the Annual Meeting.

For the biographical summary of Anthony R. Lazzara, Joseph J. Lazzara, James A. Lazzara, James A. Ashford, Carl Frei, Richard S. Baldwinson and Bernard J. Ploshay, see "Election of Directors - Business Experience of Directors".

Frank Webster joined Parent as Corporate Engineering Manager in 1985. He has been Parent's Vice President, Engineering since 1986. On March 22, 1991, he was elected Vice President, Engineering of the Company. He has a Bachelor of Science in Engineering, and a Masters of Science in Computer Science, from the University of California at Los Angeles.

Richard O. Faria joined Parent as Corporate Controller in April 1987. He has been the Controller of Parent since that time. He was elected Vice President and Controller of the Company on March 22, 1991, and was appointed Vice President, Finance and Administration in March 1996. Prior to 1987, Mr. Faria was Corporate Controller of Kevex Corporation, an analytical instrument manufacturer, for seven years. He holds a Bachelor of Arts in Business Administration from Golden Gate University.

Thomas M. Knauer joined the Company as Vice President of Marketing in November 2000. From 1996 to 2000 he was employed by General Electric/Fanuc Automation, Europe, a global manufacturer of industrial computers and software, as Manager, CNC HQ Sales Region from 1997 to 2000, and Distribution Manager, HQ Sales from 1996 to 1997. From 1989 to 1996, he was employed in a number of sales and marketing management positions with General Electric/Fanuc Automation, North America He holds a Bachelor of Science degree in Mathematics/Systems Science from the University of California at Los Angeles and a Master of Business Administration from the University of Virginia.

James M. Vella joined the Company as Accounting Manager of the Optical Sensor Division in June 1986. In June 1987, he was appointed Controller of that division. He was appointed Controller of the Company in March 1996. In May of 1997, he was elected Assistant Secretary of the Company. In September 1998, he was appointed to the position of Marketing Manager, Fiber Monitoring Products of the Company. In March 2000 he was appointed to the position of General Manager of the Company's Automation Products Group. Prior to 1986, Mr. Vella held several positions with Smith-Kline Beckman, a medical instrumentation manufacturer. He holds a Bachelor of Science in Business Administration from California Polytechnic University at San Luis Obispo.

Compensation of Executive Officers

The following Summary Compensation Table sets forth compensation paid by the Company for services rendered during the fiscal years 2000, 1999 and 1998 by the Chief Executive Officer and four other most highly compensated executive officers of the Company whose aggregate salary and bonus exceeded $100,000 in 2000 (the "Named Executive Officers").

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary Paid by Company	Bonus Paid By The Company	Options granted in FY 2000
Anthony R. Lazzara	2000	$595,881	$13,809	12,500
Chairman	1999	$592,970	$7,443	None
	1998	$565,152	None	None
Joseph J. Lazzara	2000	$275,089	$7,709	12,500
President, CEO	1999	$262,550	$4,093	None
	1998	$254,918	None	None
James A. Lazzara	2000	$286,517	$7,553	12,500
Senior	1999	$235,874	$4,076	None
Vice President	1998	$265,146	None	None

James A. Ashford	2000	$281,859	$7,701	12,500
Senior	1999	$260,856	$4,077	None
Vice President	1998	$294,098	None	None

Frank Webster	2000	$174,201	$5,031	13,100
Vice President	1999	$183,120	$2,774	None
	1998	$170,247	None	None

The columns entitled "Other Annual Compensation", "Restricted Stock Awards, "LTIP Payouts" and "All Other Compensation" were omitted because no such compensation was paid or awarded during the applicable periods.

Option/SAR Grants in Last Fiscal Year

The following table shows the stock option grants made to the executive officers named in the Summary Compensation Table during the last fiscal year:

Options Granted in Fiscal Year 2000

Individual Grants

Name	Number of securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Potential Realized Value At Assumed Rates of Stock Price Appreciation for Option Term 5% 10%
Anthony R. Lazzara	12,500	3.6%	$6.00	7/24/10	$47,125	$119,500
Joseph J. Lazzara	12,500	3.6%	$6.00	7/24/10	$47,125	$119,500
James A. Lazzara	12,500	3.6%	$6.00	7/24/10	$47,125	$119,500
James A. Ashford	12,500	3.6%	$6.00	7/24/10	$47,125	$119,500
Frank Webster	10,000 3,100	2.9% .9%	$6.00 $5.21	7/24/10 6/12/10	$37,700 $25,882	$ 95,600 $ 41,881

Fiscal Year End Option Values
	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at FY- End		Value of Unexercised In-the-Money Options at FY-End
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony R. Lazzara	-	-	-	12,500	-	-
Joseph J. Lazzara	-	-	-	12,500	-	-
James A. Lazzara	-	-	-	12,500	-	-
James A. Ashford	-	-	-	12,500	-	-
Frank Webster	-	-	775	12,325	$612	$1,837

Long-Term Incentive Plan Awards in Last Fiscal Year

None

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

None

Compensation Committee Interlocks and Insider Participation

Anthony R. Lazzara, the Company's Chairman of the Board of Directors, is a member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT

During 2000, the Compensation Committee of the Board of Directors (the "Committee") included Anthony R. Lazzara, Carl H. Frei and Bernard J. Ploshay. The Committee is responsible for administering the Company's compensation and employee benefit plans. In addition to setting policies regarding compensation of all employees, the Committee reviews and approves compensation for the executive officers. Decisions made by the Compensation Committee relating to compensation of executive officers are reviewed by the full Board of Directors.

The Company's executive compensation policies have been developed to meet the following objectives:

1. Attract and retain executives critical to the Company's long-term success;

2. Reward key executives for their contributions to the development and successful execution of strategies relevant to their functional responsibilities; and

3. Motivate key executives to make decisions and take actions that achieve the Company's strategic performance goals and increase the long-term value of the Common Stock.

Base salaries for all executives are reviewed annually. In evaluating executive salaries, the Committee considers relevant American Electronics Association Executive Compensation surveys of compensation paid at companies of similar size and geographic location to the Company. The Committee also considers an executive's individual performance during the prior year. Factors that affect an executive's performance rating focus on the executive's success in contributing to the Company's short- and long-term objectives. Short- term objectives include sales growth from new and existing products and levels of gross profit and gross margin, operating income and operating income margin, and net earnings and net earnings margin. Long-term objectives include the timely development of new products, enhancements and improvements to existing products, identification of new markets for the Company's products, development and execution of plans to address identified market opportunities, adequate control over and the efficiencies of the Company's assets, and share price appreciation. The Company does not set relative weights to the factors it considers in establishing base salaries. In establishing the Chief Executive Officer's compensation, the Committee pursues the same objectives and policies that apply to the Company's other executive officers.

Compensation Committee

Anthony R. Lazzara
Carl H. Frei
Bernard J. Ploshay

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2000

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with Management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and the clarity of the Company's disclosures in the financial statements.

In addition, the Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Furthermore, the Audit Committee discussed with the independent auditors the auditors' independence from Management and the Company including the matters in the written disclosures required by the Independence Standards Board, and considered the comparability of non-audit services with the auditors' independence.

The Audit Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during the fiscal year ended December 31, 2000.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Audit Committee

Carl H. Frei
Bernard J. Ploshay
Richard S. Baldwinson

PERFORMANCE GRAPH

The following graph compares the cumulative total return to shareholders of the Common Stock with the cumulative total return of the NASDAQ US Stocks Index and the Index of NASDAQ Non-Financial Stocks for the period beginning on December 31, 1995 and ending on December 31, 2000.

Compares 5-Year Cumulative Return Among Scientific Technologies Inc., NASDAQ Non-Financial Stocks Index and the NASDAQ US Stocks Index

Assumes $100 invested on December 31, 1995 in the Common Stock, the NASDAQ US Stocks index and the NASDAQ Non-Financial stocks index, with all dividends reinvested. Stock price performance shown above for the Common Stock is historical and not necessarily indicative of future price performance.

The information contained above under the captions "Compensation Committee Report," "Audit Committee Report" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Scientific Technology Incorporated ("Parent") provides certain management, marketing and sales services to the Company. The actual costs incurred for these services are allocated to the Company based on the percentage of the Company's sales to total sales of Parent and its subsidiaries. The amount allocated to the Company for fiscal 2000 was $1,071,000.

The Company leases approximately 85,000 square feet in a 95,000 square foot facility owned by an affiliate of Parent. The lease term is for ten years. Overhead costs are allocated primarily on the basis of square footage utilized.

The Company utilizes a payable to or receivable from Parent account to record activity including cash received, cash disbursed and amounts owed to Parent for allocated charges and dividends. The net effect of transactions with Parent resulted in a zero balance at December 31, 2000.

Certain of the Company's officers are employed by the Parent.

PROPOSAL FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(Proposal 2)

Unless instructed to the contrary, shares represented by a duly executed proxy in the form accompanying this Proxy Statement will be voted for the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for 2001. PricewaterhouseCoopers LLP has audited the accounts of the Company since 1984. Representatives of PricewaterhouseCoopers are not expected to attend the Annual Meeting, and therefore, will not have the opportunity to make a statement or be available to respond to questions from shareholders. In the event this ratification of the appointment of PricewaterhouseCoopers LLP is not approved by a majority of the votes cast, the selection of other auditors will be considered and determined by the Board of Directors. The Board of Directors has unanimously approved the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company and its subsidiaries.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL

Fees billed to Company by PricewaterhouseCoopers during Fiscal 2000

Audit Fees:

Audit fees billed to the Company by PricewaterhouseCoopers during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $140,750.

Financial Information Systems Design and Implementation Fees:

The Company did not engage PricewaterhouseCoopers to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees:

No other fees were billed to the Company by PricewaterhouseCoopers during the Company's 2000 fiscal year for non-audit services rendered to the Company, including tax-related services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

The Company's next Annual Meeting of Shareholders is scheduled for May 23, 2002. An eligible shareholder who desires to have a qualified proposal considered for presentation at that annual meeting of shareholders and for inclusion in the Company's Proxy Statement for that annual meeting must submit the proposal in writing at its principal executive offices no later than December 25, 2001.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by directors, executive officers and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, telephone, facsimile or messenger. The Company will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for their reasonable expenses in forwarding soliciting materials to their principals. All costs of solicitation of proxies will be paid by the Company.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the Annual Meeting, the holders of the proxies will act in respect thereto in accordance with their best judgment.

Copies of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 are being mailed to shareholders, together with this Proxy Statement, the Proxy and the Notice of Annual Meeting of Shareholders. Additional copies may be obtained, without charge, from the Secretary of the Company, 6550 Dumbarton Circle, Fremont, California 94555.

BY ORDER OF THE BOARD OF DIRECTORS

James A. Lazzara
Secretary

Fremont, California
April 24, 2001

APPENDIX A - AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

  PURPOSE

  The primary function of the Audit Committee is to assist the Board of Directors in filling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
    Review and appraise the audit efforts of the Corporation's independent accountants and the finance department.
    Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

  The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

  COMPOSITION

  The Audit Committee shall be comprised of three or more directors as determined by the Board, of whom at least three shall be independent directors, and free from any relationship that, in the opinion the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

  The members of the Committee shall be elected by the Board and the annual organization meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the committee may designate a Chair by majority vote of the full Committee membership.

  MEETINGS

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, The Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4 below.

  RESPONSIBILITIES AND DUTIES

  To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

    Review and update this Charter periodically, at least annually, as conditions dictate.

    Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

    Review the regular internal reports to management prepared by the Finance department and management's response.
    Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this interview.

  Independent Accountants

    Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

    Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

    Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

PROXY

Annual Meeting of Shareholders - May 24, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Scientific Technologies Incorporated (the "Company") hereby appoints James A. Lazzara and Joseph J. Lazzara, and each of them, proxies with full power of substitution to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 24, 2001 at 4:00 p.m., local time, or at any postponements or adjournment(s) thereof, with all the power the undersigned would possess if personally present, with respect to the following:

The Board of Directors recommends a vote FOR each of the following:

1. Election of Directors

Nominees:

Anthony R. Lazzara	Joseph J. Lazzara	James A. Lazzara
James A. Ashford	Carl H. Frei	Bernard J. Ploshay
Richard S. Baldwinson

__ FOR all nominees listed above (except authority to vote is withheld for the names crossed off above (if any))

__ WITHHOLD AUTHORITY to vote for all nominees listed above.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the current fiscal year ending December 31, 2001.

___ FOR ___ AGAINST ___ ABSTAIN

3. In their discretion the Proxies are authorized to vote on such other business as may properly come before the meeting.

This Proxy will be voted as directed, or if no direction is indicated, will be voted "FOR" all nominees in item 1 and "FOR" item 2 .

(Continued and to be signed on the other side)

(Continued from other side)

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement dated April 24, 2001, and the Company's 2000 Annual Report. The undersigned hereby revokes any proxy or proxies heretofore given.

Date:________________________, 2001

Signature of Shareholder(s)

___________________________________

___________________________________

___________________________________

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.